April 28, 2008

Supplement

SUPPLEMENT DATED APRIL 28, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY INSTITUTIONAL STRATEGIES FUND
Dated January 31, 2008

On April 25, 2008, the Board of Trustees of the Morgan Stanley Institutional Strategies Fund (the ‘‘Fund’’) approved a Plan of Liquidation and Dissolution, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied and the remaining proceeds distributed to the Fund’s shareholders (the ‘‘Liquidation’’). Any contingent deferred sales charge that would be applicable to a shareholder will be waived with respect to the Liquidation. Effective immediately, the Fund has suspended offering its shares to new investors. The Liquidation is expected to occur on or about June 27, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INSTSTRATSPT